                                                                  EXHIBIT (z)(1)

ITEM 27(a)

            Van Kampen U.S. Government Trust
                 Van Kampen U.S. Mortgage Fund
            Van  Kampen Tax Free Trust
                 Van Kampen Insured Tax Free Income Fund
                 Van Kampen Strategic Municipal Income Fund
                 Van Kampen California Insured Tax Free Fund
                 Van Kampen Municipal Income Fund
                 Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
            Van Kampen Trust
                 Van Kampen High Yield Fund
            Van  Kampen Equity Trust
                 Van Kampen Aggressive Growth Fund
                 Van Kampen Mid Growth Fund
                 Van Kampen Select Growth Fund
                 Van Kampen Small Company Growth Fund*
                 Van Kampen Small Cap Growth Fund
                 Van Kampen Small Cap Value Fund
                 Van Kampen Utility Fund
                 Van Kampen Value Opportunities Fund
            Van Kampen Equity Trust II
                 Van Kampen International Advantage Fund
                 Van Kampen Technology Fund
            Van Kampen Pennsylvania Tax Free Income Fund
            Van Kampen Tax Free Money Fund
            Van Kampen Senior Loan Fund
            Van Kampen Comstock Fund
            Van Kampen Corporate Bond Fund
            Van Kampen Emerging Growth Fund
            Van Kampen Enterprise Fund
            Van Kampen Equity and Income Fund
            Van Kampen Exchange Fund
            Van Kampen Limited Duration Fund
            Van Kampen Government Securities Fund
            Van Kampen Growth and Income Fund
            Van Kampen Harbor Fund
            Van Kampen High Income Corporate Bond Fund
            Van Kampen Life Investment Trust on behalf of its series
                 Aggressive Growth Portfolio
                 Comstock Portfolio
                 Emerging Growth Portfolio
                 Enterprise Portfolio
                 Government Portfolio
                 Growth and Income Portfolio
                 Money Market Portfolio
            Van Kampen Pace Fund
            Van Kampen Real Estate Securities Fund
            Van Kampen Reserve Fund
            Van Kampen Tax Exempt Trust
                 Van Kampen High Yield Municipal Fund

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            Van Kampen Series Fund, Inc.
                 Van Kampen American Value Fund
                 Van Kampen Emerging Markets Debt Fund*
                 Van Kampen Emerging Markets Fund
                 Van Kampen Emerging Markets Income Fund
                 Van Kampen Equity Growth Fund
                 Van Kampen Focus Equity Fund
                 Van Kampen Global Equity Allocation Fund
                 Van Kampen Global Value Equity Fund
                 Van Kampen Growth and Income Fund II*
                 Van Kampen International Magnum Fund
                 Van Kampen Japanese Equity Fund*
                 Van Kampen Global Franchise Fund

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  * Funds that have not commenced investment operations.

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
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                          SERIES   225
COLORADO INSURED MUNICIPALS INCOME TRUST                            SERIES    94
FLORIDA INSURED MUNICIPALS INCOME TRUST                             SERIES   156
FLORIDA INSURED MUNICIPALS INCOME TRUST                             SERIES   157
MICHIGAN INSURED MUNICIPALS INCOME TRUST                            SERIES   186
MISSOURI INSURED MUNICIPALS INCOME TRUST                            SERIES   123
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                          SERIES   149
NEW YORK INSURED MUNICIPALS INCOME TRUST                            SERIES   175
OHIO INSURED MUNICIPALS INCOME TRUST                                SERIES   131
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                        SERIES   292
INVESTMENT GRADE MUNICIPAL TRUST                                    SERIES    46
INVESTMENT GRADE MUNICIPAL TRUST                                    SERIES    47
INSURED MUNICIPALS INCOME TRUST DISCOUNT                            SERIES    15
INSURED MUNICIPALS INCOME TRUST                                     SERIES   490
INSURED MUNICIPALS INCOME TRUST LIMITED                             SERIES    95
INSURED MUNICIPALS INCOME TRUST LIMITED                             SERIES    96
INSURED MUNICIPAL LADDERED TRUST                                    SERIES    10
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE             SERIES     7
LONG TERM INVESTMENT GRADE TRUST                                    SERIES    23
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                        SERIES    93
ROLLING TREASURY PORTFOLIO                                          SERIES     1
GNMA INCOME PORTFOLIO                                               SERIES     3
INVESTMENT GRADE TRUST                                              SERIES    19
VK INSURED INCOME TRUST                                             SERIES   122
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                             SERIES    15
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                                  SERIES     1
DIVIDEND INCOME AND VALUE PORTFOLIO                                 SERIES    43
DOW 30 INDEX TRUST                                                  SERIES    18
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                         JULY 2004 SERIES
EAFE STRATEGIC 20 TRUST                                             SERIES    43
ENERGY PORTFOLIO                                                    SERIES    11
FINANCIAL INSTITUTIONS TRUST                                        SERIES    23
SELECT 5 INDUSTRIAL PORTFOLIO                                       SERIES    43
FOCUS VALUE PORTFOLIO                                               SERIES    12
VK GREAT INTERNATIONAL FIRMS TRUST                                  SERIES    24
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                               SERIES    43
VK HEALTHCARE AND PHARMACEUTICAL TRUST                              SERIES    28
VK INTERNET TRUST                                                   SERIES    39
STRATEGIC GROWTH LARGE CAP PORTFOLIO                                SERIES    43
MORGAN STANLEY HI-TECH 35 INDEX TRUST                               SERIES    31
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                      SERIES    16
S AND P POWERPICKS PORTFOLIO                                        SERIES    43
PREFERRED SECURITIES PORTFOLIO                                      SERIES     4
STRATEGIC SMALL CAP PORTFOLIO                                       SERIES    43
S AND P SELECT CORE 20 PORTFOLIO                                    SERIES    43
SELECT 10 INDUSTRIAL PORTFOLIO                                      SERIES    44
NATCITY SELECT EQUITY CORE PORTFOLIO                                SERIES     1
SELECT S AND P INDUSTRIAL PORTFOLIO                                 SERIES    43
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                           SERIES    43
THE DOW CONTRARIAN STRATEGY PORTFOLIO                               SERIES    44
VK UTILITY TRUST                                                    SERIES    16
COHEN AND STEERS REIT INCOME PORTFOLIO                              SERIES    12
SELECT GROWTH TRUST                                             JULY 2004 SERIES

                                       26